M FUND INC.

               Supplement Dated February 5, 1998 to the
                    Prospectus Dated May 1, 1997

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
                                                                   Since
        M FUND PERFORMANCE              1996#       1997           Inception#
        ------------------              -----       ----           ----------

Edinburgh Overseas Equity Fund........  (0.63)%     2.26%          0.81%

Turner Core Growth Fund...............  19.99      28.32          24.20

Frontier Capital Appreciation Fund....  30.31      22.13          26.27

Enhanced US Equity Fund...............  23.67      32.68          28.23

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# FUND INCEPTION DATE WAS JANUARY 4, 1996. SINCE INCEPTION RETURNS ARE
AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 1997.

               PRIVATE ACCOUNT PERFORMANCE INFORMATION
                         ANNUAL TOTAL RETURNS

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


                                                                     10 Yr/*
                                                                     Since
1988 1989  1990  1991  1992 1993 1994 1995 1996 1997 3 Yr* 5 Yr*     Inception**
---- ----  ----  ----  ---- ---- ---- ---- ---- ---- ----- -----     --------

Edinburgh Fund Managers/
  Edinburgh Foreign Equity
  Composite...............
---% 21.5%(13.1)%13.5% (8.0)%37.4% 0.8% 12.5% 3.5% 2.0% 5.9% 10.5% 6.80%

EAFE Benchmark............
---  10.4 (23.6) 12.2 (12.2) 32.7  7.8  11.3  6.1  1.6  6.3  11.4  4.0

Turner Investment Partners/
  Turner Equity Composite..
---  ---   ---   50.4  12.2  15.3 (5.3) 29.6 19.3 32.4 27.0  17.5 20.9

Wilshire 5000 Stock Index
---  ---   ---   34.2   9.0  11.3 (0.1) 36.5 21.2 31.3 29.5  19.3 19.8

Frontier Capital Management/
  Frontier Capital Apprecia-
  tion Composite............
24.3 31.8  0.2   27.9  22.2  27.9  3.3  31.4 30.7/19.2 27.0  22.0 21.4

Russell 2500 Stock Index..
22.7 19.4 (14.9) 46.7  16.2  16.5 (1.1) 31.7 19.0 24.4 24.9  17.6 16.9

Franklin Portfolio Associates/
  Franklin Enhanced S&P
  Composite...................
15.4 31.6  (1.9) 30.7   6.7  13.5 (0.8) 35.7 22.5 35.5 31.1  20.5 18.1

S&P 500 Stock Index...........
16.5 31.6  (3.1) 30.4   7.6  10.1  1.3  37.5 22.8 33.4 31.1  20.2 18.0



*3yr, 5yr, 10yr and Since Inception returns are average annual total returns. **Inception dates for the Edinburgh Foreign Equity Composite and the Turner Equity Composite are 12/31/88 and 03/31/90 respectively. Since Inception performance is through December 31, 1997.
/ The annual return figure for Frontier Capital Management's private accounts for 1996 has been changed from the May 1, 1997 Prospectus. The correct 1996 figure above is also reflected in the 3, 5, and 10 year averages. No changes have been made with respect to the data for M Fund, Inc.

SEE ACCOMPANYING NOTES TO M FUND AND PRIVATE ACCOUNT PERFORMANCE INFORMATION

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Notes to M Fund and Private Account Performance Information

1. Returns for the M Fund are net of management fees and operating expenses. Returns for the Edinburgh Foreign Equity Composite, the Turner Equity Composite, the Frontier Capital Appreciation Composite and the Franklin Enhanced S&P Composite are net of M Fund management fees: 1.05%, 0.45%, 0.90% and 0.55% respectively. The operating expenses for all Private Accounts, which may be different from those of M Fund, have been deducted from the returns of the above-referenced composites.

2. Returns of the Private Accounts are based on accounts managed using substantially similar investment objectives, policies and strategies and are based on the following: returns for Edinburgh Fund Managers' Private Accounts are those of the manager's Foreign Equity Composite; returns for Turner Investment Partners' Private Accounts are those of the Turner Equity Composite; returns for Frontier Capital Management's Private Accounts are those of the manager's Capital Appreciation Composite; returns for Franklin Portfolio Associates' Private Accounts are those of the manager's Enhanced S&P Composite.

3. Returns of the Private Accounts are based on accounts with substantially higher net assets to that of the Funds. The Funds have only been available since January, 1996 and, therefore, are smaller than the managers' established accounts.

4. Returns for the Edinburgh Foreign Equity Composite, the Turner Equity Composite, the Frontier Capital Appreciation Composite and the Franklin Enhanced S&P Composite are based on accounts that are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance result.

5. The Morgan Stanley Capital International Europe, Australia, and Far East Index (EAFE) is the arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of 20 countries. It is a widely accepted benchmark for international stock performance. The Wilshire 5000 Equity Index is a capitalization weighted stock index representing all domestic common stocks traded regularly on the organized exchanges. The index is the broadest measure of the aggregate domestic stock market. The Russell 2500 Index is a capitalization weighted stock index representing the bottom 500 stocks in the Russell 1000 Index and all stocks in the Russell 2000. The S&P 500 Stock Index is a capitalization weighted index of 500 large stocks, representing approximately 70% of the broad U.S. equity market. The stocks represent the largest companies in 88 industries. The S&P 500 index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

6. Performance returns for the Private Accounts have been extracted from performance information that has been prepared and presented in compliance with the Association for Investment Management and Research (AIMR) Performance Presentation Standards. Reports on such preparation and presentation are available to the investor upon request.